UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

Eagle Cash Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

1) Title of each class of securities to which transaction applies:
__________________________________________________________________________________________________________________________

 2) Aggregate number of securities to which transaction applies:
__________________________________________________________________________________________________________________________

 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________________________________________________________________

 4) Proposed maximum aggregate value of transaction:
__________________________________________________________________________________________________________________________

 5) Total fee paid:
__________________________________________________________________________________________________________________________

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
__________________________________________________________________________________________________________________________

2) Form, Schedule or Registration Statement No.:
__________________________________________________________________________________________________________________________

3) Filing Party:
__________________________________________________________________________________________________________________________

4) Date Filed:
__________________________________________________________________________________________________________________________

EAGLE CASH TRUST
Eagle Money Market Fund
Eagle Municipal Money Market Fund

880 Carillon Parkway
St. Petersburg, Florida 33716

July 2, 2010

Dear Shareholders:

You are being asked to vote on a proposal (the “Proposal”) to liquidate and terminate the Eagle Money Market Fund and the Eagle Municipal Money Market Fund (each a “Fund” and, collectively, the “Funds”), each a series of the Eagle Cash Trust (the “Trust”), at a Special Meeting of Shareholders of the Funds (the “Meeting”), to be held at 880 Carillon Parkway, St. Petersburg, Florida 33716, on August 12, 2010, at 4:00 p.m. Eastern Time.

The Fund’s investment manager, Eagle Asset Management, Inc., recommended the Funds’ liquidation and termination due to numerous factors, including adverse economic conditions, declining asset base and increased operating expenses associated with managing money market funds.  The Board of Trustees of the Trust (the “Board”) subsequently approved the liquidation and termination of each Fund, subject to shareholder approval. The enclosed documents explain the Proposal in greater detail.

The Board has unanimously approved the Proposal and recommends that you vote FOR the Proposal, as described in the attached Proxy Statement.

We encourage you to read the attached Proxy Statement in full. The information therein and in the attached Common Questions about the Proposed Termination is designed to help you determine how to cast your vote as a Fund shareholder, and the latter is being provided as a supplement to, and not a substitute for, your proxy materials.

The Notice of Special Meeting of Shareholders, the Common Questions about the Proposed Termination, the Proxy Statement, and the proxy card are enclosed. Please read them carefully. If you are unable to attend the Meeting in person, we urge you to sign, date, and return the proxy card (or vote by Internet or telephone) so that your shares may be voted in accordance with your instructions. Voting your shares in a timely manner helps the Funds avoid additional costs.

Your vote is important to us. Thank you for taking the time to consider this important matter.

Sincerely yours,

/s/ Richard J. Rossi

Richard J. Rossi
President

EAGLE CASH TRUST
Eagle Money Market Fund
Eagle Municipal Money Market Fund

880 Carillon Parkway, St. Petersburg, Florida 33716
(800) 421-4184
__________________

NOTICE
__________________

Special Meeting of Shareholders on August 12, 2010

To the Shareholders:

A Special Meeting of Shareholders (the “Meeting”) of the Eagle Money Market Fund and the Eagle Municipal Money Market Fund (each a “Fund” and collectively, the “Funds”), each a series of the Eagle Cash Trust (the “Trust”), will be held at the offices of Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, on August 12, 2010, at 4:00 p.m. Eastern Time. The Meeting is being held for the following purposes:

(1)	For the shareholders of each Fund, voting separately, to approve a plan to liquidate and terminate the Fund; and
(2)	To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

The proposal in item (1) is discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of either Fund at the close of business on July 13, 2010. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

(1)
Internet: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter the control number from your proxy card. Follow the instructions found on the website.

(2)
Telephone: Have your proxy card available. You may vote by telephone by calling the toll-free number on your proxy card. Enter the control number on the proxy card and follow the instructions provided. (A confirmation of your telephone vote will be mailed to you).

(3)	Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

By order of the Board of Trustees,

/s/ Susan L. Walzer

Susan L. Walzer
Secretary
Eagle Cash Trust

Dated: July 2, 2010
St. Petersburg, Florida

EAGLE CASH TRUST
Eagle Money Market Fund
Eagle Municipal Money Market Fund

_____________________________

IMPORTANT NEWS FOR SHAREHOLDERS
_____________________________

The enclosed Proxy Statement describes a proposal to liquidate and terminate (the “Termination”) the Eagle Money Market Fund and the Eagle Municipal Money Market Fund (each a “Fund” and, collectively, the “Funds”), each a series of the Eagle Cash Trust (the “Trust”) (the “Proposal”).  While we encourage you to read the full text of the Proxy Statement, below is a brief overview of the proposed Termination.  Please refer to the more complete information contained in the Proxy Statement regarding the Proposal.

_____________________________

COMMON QUESTIONS ABOUT THE PROPOSED TERMINATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A.       The Fund’s investment adviser, Eagle Asset Management, Inc. (“Eagle”), has recommended that each Fund be liquidated and terminated.  Eagle recommended the Termination as a result of numerous factors, including current economic conditions, each Fund’s declining asset base, and increased operating expenses associated with managing money market funds.  The Trust’s Amended and Restated Declaration of Trust requires that both the Board of Trustees of the Trust (the “Board”) and the Funds’ shareholders approve the Termination.  The Board approved the Termination at a meeting held on February 12, 2010.  The Funds’ shareholders are now being asked to approve the Termination.

Additional detail regarding the rationale for the Termination is provided in the section of the Proxy Statement titled “Reasons for the Proposal and Board Considerations.”  The Board, after careful consideration of these and other factors, approved the Plan of Liquidation and Termination, a copy of which is attached to the Proxy Statement as Exhibit A (the “Plan”), and is now recommending that you approve the Plan.

Q.	HOW WILL THE TERMINATION AFFECT ME?

A.       If the Termination of your Fund is approved, it will liquidate all of its remaining assets on or about August 27, 2010 (the “Liquidation Date”), and distribute cash pro rata to all its remaining shareholders who have not previously redeemed all of their shares.  All distributions will be treated as taxable events.  Once the distributions by a Fund are complete, it will terminate.

Q.	DO I HAVE OTHER OPTIONS PRIOR TO THE TERMINATION?

A.      The Eagle Family of Funds, including the Funds, is making available to its shareholders an exchange option that will permit shareholders to purchase Eagle Class shares, a newly created share class of the JP Morgan Prime Money Market Fund and the JP Morgan Tax Free Money Market Fund (the “New Funds”), managed by J.P. Morgan Investment Management, Inc..  As of May 3, 2010, shareholders of either Fund may exchange their shares for shares of the Eagle Class of the New Funds.  Shareholders also may redeem their shares of each Fund at any time prior to the Liquidation Date.  Shares of the Funds that remain on the Liquidation Date will be liquidated pursuant to the Plan.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE TERMINATION?

A.       No sales load, charge, commission, redemption fees or termination fees will be charged in connection with a redemption on the Liquidation Date pursuant to the Plan.  Shares of the Funds that are redeemed prior to the Liquidation Date, however, may be subject to fees as described in the Funds’ prospectus.  Shareholders that elect to exchange into the Eagle Class shares of the New Funds will not be charged any load, charge, or fees.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE TERMINATION?

A.       An exchange into the Eagle Class shares of the New Funds will be treated as a redemption of Fund shares (and a purchase of the Eagle Class shares) for tax purposes.  Such a redemption, as well as a redemption of Fund shares, either prior to or on the Liquidation Date, will be treated as a taxable event for federal income tax purposes.  You should consult with your tax advisor regarding any state, local, and other tax consequences of the Termination.

Q.       HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A.       The Board, including all of the independent Trustees, unanimously recommends that you vote FOR the Proposal.

Q.	WHAT HAPPENS IF THE TERMINATION OF A FUND IS NOT APPROVED?

A.       If the shareholders of a Fund do not approve its Termination, then you will remain a shareholder of that Fund and it will not liquidate.  The Board would then consider other alternatives for that Fund.  In addition, shareholders will still be able to redeem their shares of a Fund if it is not liquidated.

Q.	WHO WILL BEAR THE EXPENSES OF SOLICITING VOTES AND TERMINATING THE FUNDS?

A.       Eagle, as the Funds’ investment adviser and administrator, will bear the expenses incurred in connection with soliciting shareholder votes and carrying out the Termination, including the cost of liquidating the Funds’ assets and terminating their existence.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A.       Your vote makes a difference.  If many shareholders like you fail to vote their proxies, the Funds may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE TERMINATION OF THE FUNDS EXPECTED TO HAPPEN?

A.       The Termination, if approved by shareholders of the Funds, is expected to occur on or about August 27, 2010, immediately following the liquidation of all remaining Fund shares.

Q.	WHAT WILL HAPPEN TO CHECKWRITING AND MY AUTOMATED TRANSFER PLAN?

A.       As of June 1, 2010, the Funds’ checkwriting feature was discontinued and the Funds no longer accept or process checks written against their shares.  Any existing automated transfer plans, such as a systematic withdrawal plan or a periodic investment plan, whether established for investment or withdrawal, also was cancelled as of July 9, 2010.

Q.	HOW CAN I VOTE?

A.       In addition to voting by mail by returning the enclosed proxy card, you also may vote either online via the Internet or by touch-tone telephone, as follows:

To vote by Internet:	To vote by touch-tone telephone:
(1)Enter the control number set out on the proxy card and follow the simple instructions.	(1)Enter the control number set out on the proxy card and follow the simple instructions.
(2)Read the Proxy Statement/Prospectus and have your proxy card at hand.	(2)Read the Proxy Statement/Prospectus and have your proxy card at hand.
(3)Go to the website that appears on your proxy card.	(3)Call the toll-free number that appears on your proxy card.

Q.	WHO GETS TO VOTE?

A.       If you owned shares of either Fund at the close of business on July 13, 2010, you are entitled to vote those shares.  Even if you are no longer a shareholder, it is important that you vote.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A.       If you need more information or have any questions on how to cast your vote, please call Eagle at 800.421.4184.

Your vote is important. To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy promptly, no matter how large or small your holdings may be.

EAGLE CASH TRUST
Eagle Money Market Fund
Eagle Municipal Money Market Fund

880 Carillon Parkway, St. Petersburg, Florida 33716

(800) 421-4184

_____________

PROXY STATEMENT
_____________

Special Meeting of Shareholders on August 12, 2010

INTRODUCTION

This Proxy Statement is being furnished to the shareholders of the Eagle Money Market Fund and the Eagle Municipal Money Market Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Eagle Cash Trust (“Trust”), in connection with the solicitation of shareholder votes to be voted at the Special Meeting of Shareholders of the Funds or any adjournments thereof (“Meeting”).  The Meeting will be held on August 12, 2010, at 4:00 p.m. Eastern Time at the offices of Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716, to consider the matters below. It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about July 21, 2010.

As more fully described in this Proxy Statement, the purpose of the Meeting is to consider the following matters:

(1)	For the shareholders of each Fund, voting separately, to approve a plan to liquidate and terminate the Fund (the “Proposal”); and

(2)	To consider and act upon any other business that may properly come before the Meeting.

The close of business on July 13, 2010, has been established as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (“Record Date”). Each share will be entitled to one vote at the Meeting, and fractional shares will be entitled to proportionate fractional votes. As of the Record Date, the Eagle Money Market Fund had XXX,XXX,XXX Class A shares and X,XXX,XXX Class C shares outstanding and the Eagle Municipal Money Market Fund had XXX,XXX,XXX Class A shares outstanding.

The most recent Annual and Semi-Annual Reports for the Trust, including financial statements, previously have been furnished to shareholders. If you would like to receive additional copies of these reports, free of charge, please write to the Eagle Mutual Funds, 880 Carillon Parkway, St. Petersburg, Florida 33716, or call toll-free at 800.421.4184. These reports also are available on the Trust’s website at eagleasset.com and the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

REASONS FOR THE PROPOSAL AND BOARD CONSIDERATIONS

The only item of business that the Board of Trustees of the Trust (the “Board”) expects will come before the Meeting is the liquidation and termination of each Fund, as set forth in the Plan of Liquidation and Termination adopted by the Board and a copy of which is attached hereto as Exhibit A (“Plan”).  After considering the viability of the Funds, Eagle, the Funds’ investment adviser and administrator, recommended adoption of the Plan to the Board.  Eagle made the recommendation for each Fund based on anticipated Fund shareholder redemptions that would reduce substantially each Fund’s size and economies of scale.  Eagle does not believe that, upon these redemptions, it can continue to conduct the business and operations of the Funds in an economically efficient manner and that the yield and expense ratio of the Funds would no longer remain competitive.

At a meeting held on February 12, 2010, the Board, after reviewing and considering a number of factors relating to the Funds, concluded that it would be in the best interests of each Fund and their shareholders to liquidate and terminate each Fund.  Among others, the Board considered the following factors:

●
Declining Asset Base – The Funds primarily serve as options in a cash sweep program (“Sweep Program”) offered by its affiliate, Raymond James & Associates, Inc. (“RJA”), to its brokerage customers (“Sweep Accounts”) which include customers of RJA and Raymond James Financial Services, Inc.  Sweep Accounts constitute over 99% of each Fund’s assets.  The remaining accounts (“Direct Accounts”) are opened directly by shareholders or through an exchange from another Eagle Mutual Fund.  Since 2006, RJA has made multiple changes to the Sweep Program which resulted in the loss of significant assets in the Funds.  The declining asset base presents challenges for each Fund’s portfolio manager as they attempt to meet their respective investment objectives while effectively managing portfolio risk and maintaining sufficient liquidity to meet shareholder redemptions.

●
Increased Operating Expenses – The reduction of the Funds’ assets has resulted in higher operating expenses as each Fund’s fixed costs are spread over a lower asset base.  Further, because each Fund has breakpoints in its respective management fee, as asset levels fall, the effective management fee as a percentage of assets increases.  Neither Fund is subject to a contractual fee cap arrangement, which could lead to higher expenses for the Funds’ shareholders in normal interest rate environments.

●
Current Interest Rate Environment – The current low interest rate environment has resulted in the Funds’ inability to earn income sufficient to cover their expenses, resulting in fee waivers and expense reimbursements charged to Eagle and nominal yields being paid to shareholders.  These fee waivers and expense reimbursements are causing operating losses for Eagle.  Given that Eagle does not anticipate an imminent increase in the short-term rate environment to reduce these fee waiver and expense reimbursements, and it does not anticipate significant long-term growth prospects for the Funds’ assets, Eagle does not believe that it can continue to conduct the business and operations of the Funds in an economically efficient manner.

●
Risk Environment – Given recent market events, the money market mutual funds have been under regulatory scrutiny. In an attempt to better manage risk, the SEC has adopted and may propose additional amendments to Rule 2a-7 of the Investment Company Act of 1940, as amended (“1940 Act”).  Such amendments will place additional investment limitations and may impose additional costs upon money market fund advisers.  Eagle has concluded that the increased risk and costs of compliance outweigh the potential benefit of advising the Funds and believes that liquidating and terminating the Funds is preferable.

●
Availability of Other Products in the Marketplace – The market turmoil of the past two years has led many investment advisers sponsoring money market mutual funds to evaluate their business models.  These advisers have traditionally made their funds (“Third Party Funds”) available to broker-dealers as an investment option in brokerage sweep programs.  Increasingly, sponsors of mutual fund families are turning to Third Party Funds as an alternative to sponsoring their own money market funds.  The Third Party Funds provide the size and stability necessary to operate efficiently.   As such, Eagle has made available to its shareholders the exchange option into Eagle Class shares of the money market funds managed by J.P. Morgan Investment Management, Inc.

The Board also considered Eagle’s expectation that the Funds’ redemptions will occur at a $1.00 per share net asset value.  In addition, Eagle has agreed to continue to cap its investment advisory fee and/or reimburse certain of the Funds’ expenses to the extent necessary to maintain a positive yield.

SUMMARY OF THE PLAN OF LIQUIDATION AND DISSOLUTION

The Board, including all of the Independent Trustees, has approved the Plan.  The following discussion summarizes the important terms of the Plan, does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, a copy of which is attached as Exhibit A.  Shareholders are urged to read the Plan in its entirety.  (For convenience, the discussion that follows refers to only a single Fund, but it apples to each Fund separately.)

Liquidation Date and Cessation of Business

The Plan will become effective only on the date the holders of a majority of the outstanding Fund shares entitled to vote thereon approve the Proposal.  On or about August 27, 2010 (“Liquidation Date”): (1) the Fund will cease its business as a series of an investment company; (2) its affairs will be wound up as the Board authorizes and directs; and (3) it will liquidate and dissolve in accordance with the Plan and Massachusetts law.  The Fund will, nonetheless, continue to meet the source of income, asset diversification, and distribution requirements applicable to regulated investment companies through the last day of its final taxable year.  (See “Federal Income Tax Consequences,” below.)

Liquidation Distribution(s), Closing of Books, and Restriction on Transfer of Shares

The Plan provides that, by the Liquidation Date, the Fund will (1) sell all its assets for cash, convert them to cash equivalents or permit them to mature, and apply its assets to the payment of all its existing liabilities, debts, and obligations, including necessary expenses of its and the Trust’s liquidation and termination, and (2) obtain releases, indemnities, and refunding and other agreements the Board deems necessary for its protection.  The Fund will distribute its remaining assets in one or two (if necessary) distributions to its shareholders of record as of the Liquidation Date in redemption and cancellation of their Fund shares.  At the time that distribution (or, if there is more than one distribution, the last such distribution) is made, each shareholder’s interest in the Fund will be fixed and its books will be closed.  The amount of the Liquidating Distribution(s) will be made to each shareholder in proportion to the number of Fund shares held thereby at that time.

Expenses of Liquidation and Dissolution

Eagle will bear all the expenses incurred in connection with carrying out the Plan, including the cost of liquidating the Fund’s assets and dissolving its existence.

CLOSING OF THE BOOKS AND CONTINUED REDEMPTIONS

The proportionate interests of shareholders in the assets of the Funds will be fixed on the basis of their respective shareholdings as of the Liquidation Date, or on another date determined by the Board.  On that date, the Funds’ books will be closed, except to the extent necessary to complete the transactions contemplated by the Plan.  The right of a shareholder to redeem his or her shares at any time before the Funds make the Liquidation Distribution will not be impaired by the adoption of the Plan.  Therefore, until the close of business on the business day before the Liquidation Date, a shareholder may redeem shares in accordance with the redemption procedures set forth in the Funds’ current prospectus without waiting for the Fund to take any action.  Additionally, if determined to be appropriate by the Board before the Liquidation Date, the Funds may make payments of dividends and other distributions to shareholders and permit reinvestment thereof in additional shares.

LIQUIDATION VALUE

Eagle expects that the Liquidation Distribution will equal $1.00 per share.  Eagle will bear all of the costs of liquidating and terminating the Funds, including the cost of holding the Special Meeting.  There can be no assurance, however, of the Funds maintaining their $1.00 per share price, or of distributing $1.00 per share in liquidation.

IMPACT OF THE PLAN ON THE TRUST’S STATUS AS A REGISTERED INVESTMENT COMPANY

As soon as practicable after the final Liquidation Distribution, the Trust will apply for deregistration with the SEC under the 1940 Act.  It is expected that the SEC will issue an order approving the deregistration of the Trust if the Trust is no longer doing business as an investment company, although there can be no assurance given that the SEC will issue such an order.  Accordingly, the Plan provides for the eventual cessation of the Trust’s activities as an investment company and their deregistration under the 1940 Act.  A vote in favor of the Plan will constitute a vote in favor of the Trust’s deregistration under the 1940 Act.  Until the Trust’s deregistration as an investment company becomes effective, the Trust, as a registered investment company, will continue to be subject to and will comply with the 1940 Act. Regardless of whether or not the shareholders of a Fund approve its termination, each Fund has, and will continue to, adhere to the new amendments to Rule 2a-7 that governs money market mutual funds as adopted by the SEC, until the Fund is liquidated. Among the changes made by the Funds to adhere to the rule is a reduction of the Funds’ maximum dollar-weighted average maturity from 90 to 60 days and implementation of a new maturity test that will limit a Fund’s weighted average life to 120 days.

CREDITORS AND SERVICE PROVIDERS

After the Liquidation Date, the Funds will terminate contracts with their service providers at the earliest opportunity consistent with maintaining services to the Funds for the limited purposes of carrying out the Plan, and will notify creditors of the liquidation.

AMENDMENT OF THE PLAN

The Board may authorize variations from, or amendments of, the provisions of the Plan (other than the terms of the Liquidating Distribution(s)) that it deems necessary or appropriate to effect the distribution(s) and each Fund’s liquidation and dissolution.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion generally summarizes the material federal income tax consequences to the Funds and their U.S. shareholders of the Funds’ liquidation and dissolution pursuant to the Plan and is limited in scope.  It is based on provisions of the Internal Revenue Code of 1986, as amended (“Code”), Treasury regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all as of the date of this Proxy Statement and all of which are subject to change, possibly with retroactive effect.  Any such changes could affect the accuracy of the statements and conclusions set forth herein.  This discussion does not address the special considerations applicable to shareholders subject to special rules, such as shareholders whose functional currency is not the U.S. dollar, shareholders subject to the alternative minimum tax, or shareholders who are financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities for federal tax purposes, tax-exempt organizations, insurance companies, or dealers in securities or foreign currencies.

Neither Fund has sought an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) with respect to the consequences to it or its shareholders of its liquidation and dissolution.  The statements below, therefore, are not binding on the IRS (or on the courts), and there can be no assurance that the IRS will concur with this summary or that the federal income tax consequences to any shareholder of receiving a Liquidation Distribution will be as set forth below.  Neither state nor local tax consequences thereof are discussed herein, and implementing the Plan may affect certain shareholders differently, depending on their particular tax situations.  Shareholders thus should consult their own tax advisers regarding the application of the federal income tax law to their particular situation and the state, local, foreign, and other tax consequences of their Fund’s liquidation.

As discussed above, pursuant to the Plan, each Fund will sell its investment securities and distribute the proceeds to its shareholders.  Each Fund has continuously qualified, and expects to continue to qualify during the liquidation period, for treatment as a regulated investment company (as defined in section 851(a) of the Code) (“RIC”).  Each Fund therefore expects not to be taxed on any ordinary income it earns or any net capital gains it realizes from the sale of its assets pursuant to its liquidation.  Until it liquidates, each Fund will continue to make ordinary dividend distributions on a monthly basis.  In the unlikely event a Fund fails to continue to so qualify during the liquidation period, it would be subject to federal income tax on its taxable income and net realized gains without being able to deduct the distributions it makes to its shareholders.

The Liquidation Distribution(s) a shareholder receives should be treated as payment in exchange for the shareholder’s Fund shares.  As a result, each shareholder would recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the Liquidation Distribution(s) he or she receives.  As long as a Fund maintains a constant net asset value of $1 per share, however, its shareholders generally should not recognize any gain or loss on their receipt of a Liquidation Distribution.  If any such gain or loss were recognized, it generally would be characterized as capital gain or loss, which would be long-term capital gain -- taxable to individual shareholders at a maximum federal income tax rate of 15% -- or loss if the shares are held as capital assets for more than one year.  The federal income tax treatment of a Fund shareholder’s redemption of his or her entire interest in the Fund before its liquidation generally would be identical to that treatment described above.

The receipt of a Liquidation Distribution by a qualified retirement account, including an individual retirement account, generally would not be treated as a taxable event to the beneficiary thereof.  A shareholder who invests in a Fund through such an account and receives a Liquidation Distribution outside of the account, however, should consider promptly reinvesting the distribution in another qualified retirement account to avoid incurring tax penalties.  If a Liquidation Distribution cannot be held by an IRA and must be distributed, tax results will vary depending on each beneficiary’s status.  Accordingly, a beneficiary who receives a distribution from a qualified retirement account pursuant to the liquidation of a Fund must consult with his or her own tax advisers regarding personal tax consequences thereof.

In the unlikely event that a Fund became a personal holding company for federal income tax purposes during the liquidation period, it would be required to declare part of the Liquidation Distribution(s) as a dividend to maintain its status in liquidation as a RIC.  In that event, the Liquidation Distribution(s) a shareholder receives could consist, for those purposes, of either or both of the following: (1) an ordinary income dividend to the extent of the Fund’s undistributed net investment income (over and above expenses), and the excess of net short-term capital gain over net long-term capital loss, taxable as ordinary income, and (2) a distribution treated as in payment for the shareholder’s shares, taxable as described in the preceding paragraph.

Each Fund must withhold and remit to the U.S. Treasury 28% of the Liquidation Distribution(s) (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”).  Withholding at that rate also would be required from any part of the Liquidating Distribution(s) that is treated as dividends pursuant to the preceding paragraph otherwise payable to such a shareholder who is subject to backup withholding for any other reason.  Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

_____________________

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
_____________________

VOTING INFORMATION

If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted “FOR” the Proposal and “FOR” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

Quorum and Adjournment: The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of outstanding shares of each Fund is required for a quorum for the Proposal. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies, which they are entitled to vote in favor of such item “FOR” such an adjournment, and will vote those proxies required to be voted against such item “AGAINST” such an adjournment. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Required Vote: For the Proposal, the affirmative vote of a majority of outstanding shares of each Fund cast at the Meeting on the liquidation and termination of the Funds.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be counted as votes cast. Accordingly, abstentions and broker non-votes effectively will be a vote against Proposal 1 because the required vote is a percentage of the shares present at the Meeting.

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Funds.

Eagle Fund Distributors, Inc. (“EFD”), P.O. Box 33022, St. Petersburg, Florida 33733, serves as the Trust’s principal underwriter.

SOLICITATION OF PROXIES

The solicitation of proxies will be made primarily by mail by Eagle and Broadridge Financial Solutions, Inc. (“Broadridge”) but may also be made by telephone by Eagle and/or Broadridge. All expenses in connection with preparing this Proxy Statement and its enclosures and solicitation expenses that relate to Proposal 1 will be borne by the Eagle as the manager of the Trust. Eagle estimates that the total expenses associated with the solicitation of shareholder votes will be approximately $XXX,XXX.

If votes are recorded by telephone, Eagle and/or Broadridge will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholders’ instructions have been properly recorded. Only full-time employees of Eagle or the Funds’ transfer agent, Eagle Fund Services, Inc. will be used to record votes on behalf of Eagle. Shareholders also may vote through a secure Internet site or by mail. Proxies by Internet or telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

SHAREHOLDER PROPOSALS

As a general matter, the Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of shareholders should send such proposals to the Trust at 880 Carillon Parkway, St. Petersburg, Florida 33716, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in proxy materials for the Trust or a Fund. Inclusion of such proposals is subject to limitations under the federal securities laws.

By order of the Board of Trustees,

/s/ Susan L. Walzer

Susan L. Walzer
Secretary
Eagle Cash Trust

Dated: July 2, 2010
St. Petersburg, Florida

EXHIBIT A

PLAN OF LIQUIDATION AND TERMINATION
EAGLE CASH TRUST

THIS PLAN OF LIQUIDATION AND TERMINATION (“Plan”) is made by the Eagle Cash Trust (“Trust”), a Massachusetts business trust that is registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Trust and the Eagle Money Market Fund and the Eagle Municipal Money Market Fund (each, a “Fund” and collectively, the “Funds”), series of the Trust created pursuant to Articles III and V of its Amended and Restated Declaration of Trust dated May 1, 2009, originally executed on June 21, 1985 (“Declaration of Trust”).  The Trust was established pursuant to Massachusetts General Laws, Chapter 182, Section 1, which defines “trust” as “a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable certificates of participation or shares. . . .”  The Massachusetts statute with regard to voluntary associations and trusts does not set forth any requirements for the issuance of shares.

RECITALS

A.           Based on the recommendation of management, the Trust’s board of trustees (“Board,” and the members thereof, “Trustees”), including its Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust, has unanimously determined that the continuation of the Funds and the Trust is not in the best interests of the Funds, the Trust or the Funds’ shareholders as a result of factors or events adversely affecting the Funds’ and the Trust’s ability to conduct business and operations in an economically viable manner (“Determination”).

B.           Pursuant to Article XII, Section 4, of the Declaration of Trust, the Board may liquidate and terminate each Fund and the Trust if authorized to do so by a majority shareholder vote of each Fund, as such term is defined under the 1940 Act.

C.           Based on the Determination and the provision of the Declaration of Trust described in Recital B, the Board has called a meeting of shareholders of each Fund to consider the approval of this Plan.

PROVISIONS

This Plan, as set forth below, shall be effective with respect to a Fund from and after the date of its approval by the shareholders of that Fund.  The implementation of this Plan with respect to one Fund is not contingent on its approval by the shareholders of the other Fund.

ARTICLE 1.  Liquidation and Termination; Trustees’ Powers

(a)           Each Fund shall be liquidated and terminated, and its affairs shall be wound up on or about August 27, 2010, or such other date as the officers of the Trust may direct (“Liquidation Date”).  As soon as reasonably practicable thereafter, (1) each Fund shall cease its business as a series of an investment company, (2) its affairs shall be wound up as the Board authorizes and directs, and (3) it shall liquidate and dissolve in accordance with this Plan and Massachusetts law.  Each Fund shall, nonetheless, continue to meet the source of income, asset diversification, and distribution requirements applicable to regulated investment companies through the last day of its final taxable year.  The Trust shall be terminated, and its affairs shall be wound up, upon the liquidation and termination of both Funds.

(b)           Following the Liquidation Date, all powers of the Trustees under the Declaration of Trust and the Trust’s by-laws shall continue with respect to each Fund and the Trust, including, but not limited to, the powers to (1) fulfill and/or discharge the contracts of each Fund and the Trust, (2) collect the assets of each Fund and the Trust, as applicable, (3) sell, convey, assign, exchange, transfer, and/or otherwise dispose of all or any part of the

A-1

remaining property of each Fund or the Trust, as applicable, to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (4) discharge and/or pay the liabilities of each Fund and the Trust, as applicable, (5) prosecute, settle, and/or compromise claims of each Fund and the Trust or to which either is subject, (6) file final state and federal tax returns for each Fund, (7) mail notice to all known creditors and employees, if any, of each Fund and the Trust, as applicable, at their respective addresses shown on the records of the Funds and the Trust, and (8) do all other acts necessary or appropriate to wind up the business of each Fund and the Trust.

ARTICLE 2.  Filings with Governmental Authorities

The appropriate persons shall be authorized to: (a) file with the Securities and Exchange Commission any supplement and/or regulatory filing in connection with the implementation of this Plan, (b) file for and obtain any necessary tax clearance certificates and/or other documents required from the Commonwealth of Massachusetts and any other applicable governmental authority, and (c) timely file any other documents required by any such authority, including Internal Revenue Service Form 966 (“Corporate Dissolution or Liquidation”).

ARTICLE 3.  Liquidation Procedures

(a)           By the Liquidation Date, each Fund will: (i) sell all its assets for cash, convert them to cash equivalents or permit them to mature, and apply its assets to the payment of all its existing liabilities, debts, and obligations, including necessary expenses of the liquidation and termination of each Fund and the Trust; and (ii) obtain such releases, indemnities, and refunding and other agreements as the Board deems necessary for its protection.

(b)           On the Liquidation Date, each Fund will distribute its remaining assets, in one or two (if necessary) distributions of cash, to its shareholders of record as of the Liquidation Date in redemption and cancellation of their Fund shares.  The amount of the liquidating distribution to each shareholder shall be in proportion to the number of Fund shares held thereby on the Liquidation Date.  On the Liquidation Date, each shareholder’s interest in a Fund shall be fixed and the Fund’s books, each Fund and the Trust shall be closed.

(c)           If any shareholder(s) to whom distributions pursuant to paragraph (b) are payable cannot be located, a trust may be created with a financial institution in the name and on behalf of those shareholders’ Fund and, subject to applicable abandoned property laws, any remaining Fund assets may be deposited in such trust for the benefit of such shareholder(s).  The expenses of such trust shall be charged against the assets therein.  A Fund is under no obligation to establish such a trust.

ARTICLE 4.  Amendment of this Plan

The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect such distributions and a Fund’s liquidation and termination.

ARTICLE 5.  Expenses

Except as provided in Article 3, paragraph (c), Eagle Asset Management, Inc., the investment adviser and manager of the Trust, shall bear all the expenses incurred in connection with carrying out this Plan, including the cost of liquidating each Fund’s assets and terminating the Funds’ and the Trust’s existence.

Dated:  July 2, 2010

A-2

 EXHIBIT B

PRINCIPAL SHAREHOLDERS

The following shareholders are shown on the Funds’ records as owning, beneficially or of record, more than 5% of the outstanding shares of any class of a Fund as of July 13, 2010:

Fund and Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percentage of Class of Fund Owned
Municipal Money Market Fund – Class A		XXX,XXX	X%

To the best knowledge of the Funds’ management, as of the Record Date, the Trustees and officers of each Fund, as a group, beneficially or of record, owned less than 1% of the outstanding shares of each class of each Fund.

B-1

DRAFT
FORM OF PROXY

[FUND NAME]

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL FREE __________ OR
LOG ON TO WWW.________.COM

PROXY

SPECIAL MEETING OF SHAREHOLDERS – August 12, 2010

The undersigned hereby appoints [insert names], and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Eagle Asset Management, Inc, 880 Carillon Parkway, St. Petersburg, Florida 33716 on August 12, 2010, at 4:00 p.m. Eastern time, and at any adjournments thereof.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.  IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated __________________, 2010

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

PLEASE REFER TO PROXY STATEMENT FOR ADDITIONAL INFORMATION REGARDING THE PROPOSAL.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

FORM OF PROXY

	FOR	AGAINST	ABSTAIN
PROPOSAL
To approve a plan to liquidate and terminate the Fund and the Eagle Cash Trust	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.